UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SEACOAST BANKING CORPORATION OF FLORIDA

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule, or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

EXPLANATORY NOTE REGARDING THIS SUPPLEMENTAL MATERIAL

Seacoast Banking Corporation of Florida (the “Company”) filed a Definitive Proxy Statement on Schedule DEF 14A (the “Proxy Statement”) with the Securities and Exchange Commission on April 7, 2016. This supplement to the Proxy Statement is being filed solely to correct the legend that appears in the graph in the Compensation Discussion and Analysis entitled “Seacoast’s FY15 Incentive Pay for its CEO vs. Peer Composite Practices”. This graph is found on page 51 of the filed Proxy Statement, and is found on page 44 of the printed Proxy Statement and Proxy Statement posted on our website.

The corrected legend appears below: